EXHIBIT 32

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                                                                      Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Michael R. Kallet, President and Chief Executive Officer and Eric E. Stickels, Executive Vice President and Chief Financial Officer of Oneida Financial Corp. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the year ended December 31, 2007 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Sections 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

March 27, 2008              /s/ Michael Kallet
--------------              ----------------------------------------------------
Date                        President and Chief Executive Officer


March 27, 2008              /s/ Eric Stickels
--------------              ----------------------------------------------------
Date                        Executive Vice President and Chief Financial Officer